Exhibit G(9)

Appendix A

As of January 10, 2018, this Appendix A forms a part of the Amended, Restated, and Consolidated Delegation Agreement dated as of January 1, 2008 (the “Consolidated Agreement”) between State Street Bank and Trust Company, the MassMutual Select Cayman Global Allocation Fund I, Ltd., and each of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II. As of January 10, 2018, this Appendix A supersedes any previous versions of said Appendix.

MASSMUTUAL SELECT FUNDS

MassMutual RetireSMARTSM 2010 Fund

MassMutual RetireSMARTSM 2015 Fund

MassMutual RetireSMARTSM 2020 Fund

MassMutual RetireSMARTSM 2025 Fund

MassMutual RetireSMARTSM 2030 Fund

MassMutual RetireSMARTSM 2035 Fund

MassMutual RetireSMARTSM 2040 Fund

MassMutual RetireSMARTSM 2045 Fund

MassMutual RetireSMARTSM 2050 Fund

MassMutual RetireSMARTSM 2055 Fund

MassMutual RetireSMARTSM 2060 Fund

MassMutual RetireSMARTSM Conservative Fund

MassMutual RetireSMARTSM Growth Fund

MassMutual RetireSMARTSM In Retirement Fund

MassMutual RetireSMARTSM Moderate Fund

MassMutual RetireSMARTSM Moderate Growth Fund

MassMutual Select BlackRock Global Allocation Fund

MassMutual Select Blue Chip Growth Fund

MassMutual Select Diversified Value Fund

MassMutual Select Equity Opportunities Fund

MassMutual Select Fundamental Growth Fund

MassMutual Select Fundamental Value Fund

MassMutual Select Growth Opportunities Fund

MassMutual Select Large Cap Value Fund

MassMutual Select Mid Cap Growth Fund

MassMutual Select Mid-Cap Value Fund

MassMutual Select Overseas Fund

MassMutual Select Small Cap Growth Equity Fund

MassMutual Select Small Cap Value Equity Fund

MassMutual Select Small Company Value Fund

MassMutual Select Strategic Bond Fund

MassMutual Select Total Return Bond Fund

MM MSCI EAFE® International Index Fund

MM Russell 2000® Small Cap Index Fund

MM S&P 500® Index Fund

MM S&P® Mid Cap Index Fund

MM Select Bond and Income Asset Fund

MM Select Equity Asset Fund

MassMutual Select T. Rowe Price Retirement Balanced Fund

MassMutual Select T. Rowe Price Retirement 2005 Fund

MassMutual Select T. Rowe Price Retirement 2010 Fund

MassMutual Select T. Rowe Price Retirement 2015 Fund

MassMutual Select T. Rowe Price Retirement 2020 Fund

MassMutual Select T. Rowe Price Retirement 2025 Fund

MassMutual Select T. Rowe Price Retirement 2030 Fund

MassMutual Select T. Rowe Price Retirement 2035 Fund

MassMutual Select T. Rowe Price Retirement 2040 Fund

MassMutual Select T. Rowe Price Retirement 2045 Fund

MassMutual Select T. Rowe Price Retirement 2050 Fund

MassMutual Select T. Rowe Price Retirement 2055 Fund

MassMutual Select T. Rowe Price Retirement 2060 Fund

MassMutual Select T. Rowe Price Bond Asset Fund

MassMutual Select T. Rowe Price Emerging Markets Bond Fund

MassMutual Select T. Rowe Price International Equity Fund

MassMutual Select T. Rowe Price Large Cap Blend Fund

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund

MassMutual Select T. Rowe Price Real Assets Fund

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund

MassMutual Select T. Rowe Price U. S. Treasury Long-Term Fund

MASSMUTUAL PREMIER FUNDS

MassMutual Premier Balanced Fund

MassMutual Premier Core Bond Fund

MassMutual Premier Disciplined Growth Fund

MassMutual Premier Disciplined Value Fund

MassMutual Premier Diversified Bond Fund

MassMutual Premier Global Fund

MassMutual Premier High Yield Fund

MassMutual Premier Inflation-Protected and Income Fund

MassMutual Premier International Equity Fund

MassMutual Premier Main Street Fund

MassMutual Premier Short-Duration Bond Fund

MassMutual Premier Small Cap Opportunities Fund

MassMutual Premier Strategic Emerging Markets Fund

MassMutual Premier Value Fund

MassMutual Premier U.S. Government Money Market Fund

MML SERIES INVESTMENT FUND

MML Aggressive Allocation Fund

MML American Funds Core Allocation Fund

MML American® Funds Growth Fund

MML American® Funds International Fund

MML Balanced Allocation Fund

MML Blue Chip Growth Fund

MML Conservative Allocation Fund

MML Equity Income Fund

MML Equity Index Fund

MML Focused Equity Fund

MML Foreign Fund

MML Fundamental Growth Fund

MML Fundamental Value Fund

MML Global Fund

MML Growth Allocation Fund

MML Growth & Income Fund

MML Income & Growth Fund

MML International Equity Fund

MML Large Cap Growth Fund

MML Managed Volatility Fund

MML Mid Cap Growth Fund

MML Mid Cap Value Fund

MML Moderate Allocation Fund

MML Small Cap Growth Equity Fund

MML Small Company Value Fund

MML Small/Mid Cap Value Fund

MML Total Return Bond Fund

MML SERIES INVESTMENT FUND II

MML Asset Momentum Fund

MML Blend Fund

MML Dynamic Bond Fund

MML Equity Fund

MML Equity Rotation Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Managed Bond Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Special Situations Fund

MML Strategic Emerging Markets Fund

MML U.S. Government Money Market Fund

MASSMUTUAL SELECT CAYMAN GLOBAL ALLOCATION FUND I,

LTD.

MASSMUTUAL SELECT FUNDS		STATE STREET BANK AND TRUST COMPANY

By: /s/ Renee Hitchcock		By: /s/ Andrew Erickson
Name:	Renee Hitchcock	Name:	Andrew Erickson
Title:	CFO and Treasurer	Title:	Executive Vice President

MASSMUTUAL PREMIER FUNDS

By: /s/ Renee Hitchcock

Name: Renee Hitchcock

Title:   CFO and Treasurer

MML SERIES INVESTMENT FUND

By: /s/ Renee Hitchcock

Name: Renee Hitchcock

Title:   CFO and Treasurer

MML SERIES INVESTMENT FUND II

By: /s/ Renee Hitchcock

Name: Renee Hitchcock

Title:   CFO and Treasurer

MASSMUTUAL SELECT CAYMAN GLOBAL

ALLOCATION FUND I, LTD.

By: /s/ Jason Marino

Name: Jason Marino

Title: Director